UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02742)

Exact name of registrant as specified in charter:	Putnam Large Cap Value Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2021

Date of reporting period:	December 1, 2020 — May 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Large Cap Value Fund*

Semiannual report
5 | 31 | 21

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PEYAX

Putnam
Large Cap Value
Fund

Semiannual report
5 | 31 | 21

Message from the Trustees

July 9, 2021

Dear Fellow Shareholder:

This summer, the economy is in a much different condition than a year ago, or even six months ago. Most states have lifted the Covid-19 pandemic-related restrictions, and U.S. gross domestic product has returned nearly to pre-2020 levels. However, the global economy is a different story. Beyond our shores, many nations lag the United States in vaccination rates and business activity.

While there are reasons to feel some relief, it’s important to recognize what may be a new normal. Many changes hastened by the pandemic could be lasting. Dynamic, well-managed companies have adapted to seize new, more sustainable growth opportunities.

An active investment philosophy is well suited to this time. Putnam’s research teams are analyzing the fundamentals of what has stayed the same and what has changed to uncover valuable investment insights and potential risks.

Thank you for investing with Putnam.

Value-style investing is grounded in a basic concept: The stock market always offers something at a discount. Putnam Large Cap Value Fund Portfolio Managers Darren Jaroch and Lauren DeMore scour the universe of large companies, seeking attractively priced stocks of businesses that they believe are poised for positive change.

2 Large Cap Value Fund

Pursuing positive returns in all types of markets

For rolling five-year periods over the past 15 years, Putnam Large Cap Value Fund delivered a positive return 97% of the time.

A multidimensional approach to value investing

The fund targets a wider array of opportunities than many other large-cap value funds, with an emphasis on businesses that could enhance capital appreciation potential.

Large Cap Value Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/21. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg Barclays indices provided by Bloomberg Index Services Limited.

4 Large Cap Value Fund

How was the investing environment for the six-month reporting period?

It was a strong period of performance for U.S. stocks, and particularly for value-style stocks, the focus of this fund. Just before to the start of this reporting period, in November 2020, value stocks began to outperform growth stocks. The Russell 1000 Value Index, the fund’s benchmark, delivered its highest-ever monthly return in November, handily outperforming its Russell 1000 Growth Index counterpart.

A key development that sparked the rally in value stocks was the announcement of impressive efficacy results in Covid-19 vaccine trials. That rally continued for the entire reporting period. It was boosted further by the rollout of three effective Covid-19 vaccines, optimism about the reopening of economies, and significant government stimulus, including a proposed $2.3 trillion infrastructure plan.

How did the fund perform during the reporting period?

The fund posted a return of 22.59% for the six-month period, roughly in line with its benchmark, which returned 22.94%. The fund’s

Large Cap Value Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Large Cap Value Fund

return was lower than the average return of 23.19% for funds in its Lipper peer group.

Could you provide some examples of stocks or strategies that helped the fund’s performance during the period?

The top contributor to fund performance for the period was Freeport-McMoRan, a leading international mining company. Copper prices, after plummeting with the onset of the pandemic in March 2020, rebounded considerably with the acceleration in global economic growth during the past six months. Copper is one of the most economically sensitive base materials, and its prices reacted quickly to the recovery in markets such as China. Freeport-McMoRan owns an interest in one of the largest copper and gold mines in the world, and it has ramped up its low-cost copper production in response to surging global demand.

Also among the notable contributors were bank stocks, including Bank of America, Citigroup, and Capital One Financial. The financials sector was one of the hardest hit by the Covid-19 pandemic, and bank stocks were the epicenter of earnings uncertainty in 2020. However, bank stocks have surged in 2021, as many investors recognized how inexpensive they appeared to be relative to their return potential. Last year, banks took an unprecedented level of reserves against their loan books in anticipation of loans that could go bad over the next couple of years. We believe that permanent damage to their loan books will be much less severe than anticipated, freeing up a significant amount of capital for these banks.

What were some holdings that detracted from the fund’s performance during the period?

Qualcomm — the top-performing holding for the fund’s previous fiscal year — was the top detractor for this six-month reporting period. The stock of this semiconductor manufacturer had performed extraordinarily well, due in large part to Qualcomm’s 5G capabilities. 5G technology provides considerably faster connection speeds than 4G cellular networks for mobile phones and devices, and it allows more devices to be connected at once. During the period, however, Qualcomm struggled due to supply chain delays caused by a worldwide semiconductor shortage.

Another detractor for the period was retail giant Walmart. After delivering strong performance through most of 2020, the stock declined in early 2021. Investors anticipated that the company’s earnings would slow due to post-pandemic declines in demand. In addition, Walmart faced supply chain challenges. Walmart’s latest earnings, reported in May, exceeded analyst expectations. Our view of the company’s fundamentals remains positive. We believe Walmart will be a long-term beneficiary of pandemic-related trends.

Our investment in Merck, a global pharmaceutical company, also dampened fund performance relative to the fund’s benchmark. The stock declined as investors became concerned about increased competition for Keytruda, Merck’s blockbuster lung cancer drug. In addition, Merck, along with many companies across the pharmaceutical industry, was challenged by a renewed focus on drug pricing, a topic that had received limited attention during the pandemic.

What is your outlook for the coming months?

In the challenging markets of 2020, we focused on companies we believed were being unfairly punished. As a result, we were able to add what we believed were many fundamentally strong companies to the portfolio at attractive prices. We are proceeding with caution toward any

Large Cap Value Fund 7

stocks that have outperformed significantly, and we are selling or trimming those that we believe have become too expensive.

We aim to shift out of stocks that have reached our valuation targets and redeploy that cash into holdings we believe offer greater long-term potential. We look for opportunities from companies that we believe investors are missing, in many cases because they are too focused on the short term. Our goal, as always, is to prepare the fund for a range of scenarios with a balanced structure for the portfolio. We plan to maintain a mix of cyclical and defensive holdings. Our focus remains on individual stock selection and seeking to keep the risk/return profile balanced for every holding in the portfolio.

Thanks for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Large Cap Value Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (6/15/77)
Before sales charge	10.54%	218.54%	12.28%	95.81%	14.38%	49.69%	14.39%	43.18%	22.59%
After sales charge	10.39	200.23	11.62	84.55	13.04	41.09	12.16	34.94	15.55
Class B (9/13/93)
Before CDSC	10.33	200.12	11.62	88.58	13.53	46.37	13.54	42.13	22.13
After CDSC	10.33	200.12	11.62	86.58	13.29	43.37	12.76	37.13	17.13
Class C (2/1/99)
Before CDSC	10.38	199.85	11.61	88.54	13.52	46.36	13.54	42.11	22.14
After CDSC	10.38	199.85	11.61	88.54	13.52	46.36	13.54	41.11	21.14
Class R (1/21/03)
Net asset value	10.26	210.84	12.01	93.40	14.10	48.60	14.11	42.83	22.44
Class R5 (7/2/12)
Net asset value	10.69	228.23	12.62	98.44	14.69	50.92	14.70	43.55	22.77
Class R6 (7/2/12)
Net asset value	10.71	231.05	12.72	99.50	14.81	51.34	14.81	43.68	22.82
Class Y (10/1/98)
Net asset value	10.68	226.69	12.57	98.31	14.68	50.83	14.68	43.51	22.74

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Large Cap Value Fund 9

Comparative index returns For periods ended 5/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 1000
Value Index	—*	197.26%	11.51%	78.81%	12.33%	44.07%	12.94%	44.38%	22.94%
Lipper Large Cap
Value Funds	11.73%	186.74	11.04	83.26	12.82	44.61	13.04	45.30	23.19
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/21, there were 347, 343, 322, 306, 238, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 5/31/21

Distributions	Class A		Class B	Class C	Class R	Class R5	Class R6	Class Y
Number	2		2	2	2	2	2	2
Income	$0.198		$0.095	$0.093	$0.162	$0.232	$0.245	$0.232
Capital gains
Long-term gains	1.177		1.177	1.177	1.177	1.177	1.177	1.177
Short-term gains	—		—	—	—	—	—	—
Total	$1.375		$1.272	$1.270	$1.339	$1.409	$1.422	$1.409
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
11/30/20	$26.76	$28.39	$26.41	$26.39	$26.53	$26.78	$26.78	$26.77
5/31/21	31.17	33.07	30.74	30.72	30.89	31.20	31.20	31.18
	Before	After	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value
Current dividend rate[1]	1.27%	1.20%	0.59%	0.55%	1.04%	1.50%	1.58%	1.50%
Current 30-day
SEC yield[2]	N/A	0.93	0.25	0.25	0.74	1.23	1.33	1.23

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Large Cap Value Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (6/15/77)
Before sales charge	10.51%	222.22%	12.41%	94.30%	14.21%	48.89%	14.19%	42.51%	18.35%
After sales charge	10.36	203.70	11.75	83.13	12.86	40.32	11.96	34.32	11.54
Class B (9/13/93)
Before CDSC	10.31	203.48	11.74	87.09	13.35	45.59	13.34	41.47	17.91
After CDSC	10.31	203.48	11.74	85.09	13.10	42.59	12.55	36.47	12.91
Class C (2/1/99)
Before CDSC	10.36	203.48	11.74	87.15	13.35	45.59	13.34	41.46	17.92
After CDSC	10.36	203.48	11.74	87.15	13.35	45.59	13.34	40.46	16.92
Class R (1/21/03)
Net asset value	10.23	214.36	12.14	91.89	13.92	47.79	13.91	42.17	18.22
Class R5 (7/2/12)
Net asset value	10.66	232.06	12.75	96.89	14.51	50.09	14.49	42.88	18.51
Class R6 (7/2/12)
Net asset value	10.68	234.97	12.85	97.90	14.63	50.56	14.61	43.06	18.60
Class Y (10/1/98)
Net asset value	10.65	230.61	12.70	96.76	14.50	50.06	14.49	42.89	18.52

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 11/30/20	0.90%	1.65%	1.65%	1.15%	0.65%	0.55%	0.65%
Annualized expense ratio for the
six-month period ended 5/31/21	0.89%	1.64%	1.64%	1.14%	0.64%	0.54%	0.64%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Large Cap Value Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/20 to 5/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.94	$9.08	$9.08	$6.32	$3.55	$3.00	$3.55
Ending value (after expenses)	$1,225.90	$1,221.30	$1,221.40	$1,224.40	$1,227.70	$1,228.20	$1,227.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/21, use the following calculation method. To find the value of your investment on 12/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.48	$8.25	$8.25	$5.74	$3.23	$2.72	$3.23
Ending value (after expenses)	$1,020.49	$1,016.75	$1,016.75	$1,019.25	$1,021.74	$1,022.24	$1,021.74

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Large Cap Value Fund

Consider these risks before investing

Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Large Cap Value Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its

14 Large Cap Value Fund

affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Large Cap Value Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2021, Putnam employees had approximately $579,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 Large Cap Value Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Large Cap Value Fund 17

The fund’s portfolio 5/31/21 (Unaudited)

COMMON STOCKS (95.9%)*	Shares	Value
Aerospace and defense (2.7%)
Northrop Grumman Corp.	770,979	$282,078,087
Raytheon Technologies Corp.	1,951,615	173,127,767
		455,205,854
Airlines (1.9%)
Southwest Airlines Co. †	5,256,611	323,071,312
		323,071,312
Automobiles (2.1%)
General Motors Co. †	5,870,530	348,181,134
		348,181,134
Banks (12.3%)
Bank of America Corp.	14,031,250	594,784,688
Citigroup, Inc.	6,706,751	527,888,371
JPMorgan Chase & Co.	3,448,735	566,420,236
KeyCorp	3,945,705	90,909,043
PNC Financial Services Group, Inc. (The)	1,292,514	251,626,626
		2,031,628,964
Beverages (1.7%)
Keurig Dr Pepper, Inc. S	3,129,149	115,653,347
PepsiCo, Inc.	1,135,279	167,953,175
		283,606,522
Biotechnology (3.8%)
AbbVie, Inc.	2,598,231	294,119,749
Amgen, Inc.	407,029	96,848,480
Regeneron Pharmaceuticals, Inc. †	477,295	239,807,327
		630,775,556
Building products (2.2%)
Fortune Brands Home & Security, Inc.	1,213,558	125,190,643
Johnson Controls International PLC	3,468,111	230,768,106
		355,958,749
Capital markets (3.2%)
Apollo Global Management, Inc.	2,312,653	132,607,523
Goldman Sachs Group, Inc. (The)	719,087	267,514,746
State Street Corp.	1,407,009	122,381,643
		522,503,912
Chemicals (3.3%)
Corteva, Inc.	4,446,600	202,320,300
Dow, Inc.	3,592,871	245,824,234
DuPont de Nemours, Inc.	718,666	60,791,957
Sherwin-Williams Co. (The)	131,826	37,376,626
		546,313,117
Construction materials (1.3%)
CRH PLC (Ireland)	4,007,336	208,028,727
		208,028,727
Consumer finance (0.9%)
Capital One Financial Corp.	943,559	151,705,416
		151,705,416

18 Large Cap Value Fund

COMMON STOCKS (95.9%)* cont.	Shares	Value
Electric utilities (3.8%)
American Electric Power Co., Inc.	2,162,407	$185,967,002
Exelon Corp.	5,096,295	229,944,830
NRG Energy, Inc.	6,343,298	203,937,031
		619,848,863
Electrical equipment (1.1%)
Eaton Corp. PLC	1,193,608	173,371,562
		173,371,562
Electronic equipment, instruments, and components (0.8%)
Vontier Corp. †	3,901,438	136,862,445
		136,862,445
Energy equipment and services (0.3%)
Halliburton Co.	1,929,158	43,309,597
		43,309,597
Entertainment (1.1%)
Activision Blizzard, Inc.	1,797,374	174,794,622
		174,794,622
Equity real estate investment trusts (REITs) (3.2%)
American Tower Corp.	585,720	149,628,031
Boston Properties, Inc.	1,515,473	178,159,006
Gaming and Leisure Properties, Inc.	4,411,954	204,538,187
		532,325,224
Food and staples retail (3.7%)
BJ’s Wholesale Club Holdings, Inc. †	4,359,613	195,267,066
Walmart, Inc.	2,884,650	409,706,840
		604,973,906
Health-care equipment and supplies (1.0%)
Baxter International, Inc.	399,622	32,816,959
Danaher Corp.	548,406	140,468,713
		173,285,672
Health-care providers and services (2.5%)
Anthem, Inc.	472,144	188,017,184
Cigna Corp.	836,673	216,572,806
		404,589,990
Hotels, restaurants, and leisure (1.7%)
Aramark	3,195,200	119,340,720
Hilton Worldwide Holdings, Inc. †	1,346,662	168,696,349
		288,037,069
Household durables (1.2%)
HC Brillant Services GmbH (acquired various dates from 8/2/13 to 8/31/16, cost $52) (Private) (Germany) † ∆∆ F	78	71
PulteGroup, Inc.	3,322,853	192,027,675
		192,027,746
Household products (1.3%)
Procter & Gamble Co. (The)	1,616,249	217,951,178
		217,951,178
Industrial conglomerates (1.0%)
General Electric Co.	2,778,793	39,069,830
Honeywell International, Inc.	554,318	127,997,569
		167,067,399

Large Cap Value Fund 19

COMMON STOCKS (95.9%)* cont.	Shares	Value
Insurance (3.0%)
American International Group, Inc.	2,913,929	$153,972,008
Assured Guaranty, Ltd. Ω	4,148,214	197,579,433
AXA SA (France)	5,002,760	137,751,872
		489,303,313
IT Services (1.6%)
Fidelity National Information Services, Inc.	1,786,793	266,196,421
		266,196,421
Life sciences tools and services (0.9%)
Thermo Fisher Scientific, Inc.	311,709	146,347,376
		146,347,376
Media (3.0%)
Charter Communications, Inc. Class A †	385,957	268,058,715
Comcast Corp. Class A	4,086,884	234,341,929
		502,400,644
Metals and mining (2.2%)
Freeport-McMoRan, Inc. (Indonesia)	8,386,801	358,284,139
		358,284,139
Multi-utilities (0.7%)
Ameren Corp.	1,288,864	108,522,349
		108,522,349
Multiline retail (1.5%)
Target Corp.	1,092,600	247,932,792
		247,932,792
Oil, gas, and consumable fuels (5.8%)
BP PLC (United Kingdom)	4,343,616	18,871,833
ConocoPhillips	4,245,868	236,664,682
Enterprise Products Partners LP	4,731,700	111,715,437
EOG Resources, Inc.	690,763	55,495,899
Exxon Mobil Corp.	2,778,854	162,201,708
Royal Dutch Shell PLC Class A (Amsterdam Exchange) (United Kingdom)	6,813,600	130,315,889
TOTAL SA (France)	333,517	15,416,237
Valero Energy Corp.	2,934,804	235,958,242
		966,639,927
Pharmaceuticals (6.5%)
AstraZeneca PLC ADR (United Kingdom) S	2,957,376	167,890,236
Eli Lilly and Co.	971,873	194,121,913
Johnson & Johnson	1,856,413	314,197,900
Merck & Co., Inc.	2,395,510	181,795,254
Pfizer, Inc.	1,891,526	73,258,802
Sanofi (France)	1,383,508	146,728,693
		1,077,992,798
Road and rail (1.4%)
Union Pacific Corp.	1,032,537	232,042,040
		232,042,040
Semiconductors and semiconductor equipment (2.9%)
NXP Semiconductors NV	587,551	124,220,032
Qualcomm, Inc.	1,753,110	235,863,419
Texas Instruments, Inc.	667,384	126,682,831
		486,766,282

20 Large Cap Value Fund

COMMON STOCKS (95.9%)* cont.	Shares	Value
Software (4.0%)
Microsoft Corp.	1,953,179	$487,669,733
Oracle Corp.	2,280,500	179,566,570
		667,236,303
Specialty retail (1.0%)
Home Depot, Inc. (The)	505,258	161,131,829
		161,131,829
Thrifts and mortgage finance (0.9%)
Radian Group, Inc.	6,177,949	144,255,109
		144,255,109
Trading companies and distributors (1.5%)
United Rentals, Inc. †	719,496	240,282,884
		240,282,884
Wireless telecommunication services (0.9%)
T-Mobile US, Inc. †	1,029,500	145,622,773
		145,622,773
Total common stocks (cost $9,229,896,805)		$15,826,381,515

CONVERTIBLE PREFERRED STOCKS (1.5%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd. S	72,972	$103,831,859
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	117,845	145,300,528
Total convertible preferred stocks (cost $195,899,796)		$249,132,387

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Occidental Petroleum Corp. S	8/3/27	$22.00	62,783	$687,474
Total warrants (cost $310,780)				$687,474

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes
2.125%, 2/29/24 [i]	$327,000	$345,511
0.50%, 4/30/27 [i]	334,000	324,271
Total U.S. treasury obligations (cost $669,782)		$669,782

SHORT-TERM INVESTMENTS (2.9%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.10% [d]	Shares	197,569,860	$197,569,860
Putnam Short Term Investment Fund Class P 0.08% L	Shares	175,431,487	175,431,487
Manhattan Asset Funding Co., LLC asset backed commercial paper 0.080%, 8/5/21		$14,500,000	14,497,054
Nationwide Building Society commercial paper 0.060%, 7/2/21		38,500,000	38,497,268
NRW.Bank commercial paper 0.060%, 7/23/21		29,350,000	29,346,850
Swedbank AB commercial paper 0.060%, 6/7/21		5,000	5,000
U.S. Treasury Bills 0.038%, 6/1/21 ∆		4,200,000	4,200,000
U.S. Treasury Bills 0.043%, 6/3/21 ∆		200,000	200,000
U.S. Treasury Bills 0.010%, 6/29/21 ∆		1,300,000	1,300,000
U.S. Treasury Bills 0.034%, 6/10/21 ∆		2,100,000	2,100,000
U.S. Treasury Bills 0.011%, 7/6/21 ∆		1,500,000	1,499,996
U.S. Treasury Bills 0.012%, 9/2/21 ∆		2,600,000	2,599,917
U.S. Treasury Cash Management Bills 0.018%, 9/28/21		3,400,000	3,399,831

Large Cap Value Fund 21

SHORT-TERM INVESTMENTS (2.9%)* cont.	Principal amount/ shares	Value
U.S. Treasury Cash Management Bills 0.007%, 9/7/21 ∆	$2,600,000	$2,599,894
U.S. Treasury Cash Management Bills 0.012%, 9/21/21 ∆	600,000	599,981
Total short-term investments (cost $473,849,327)		$473,847,138

TOTAL INVESTMENTS
Total investments (cost $9,900,626,490)	$16,550,718,296

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2020 through May 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $16,507,094,557.
†	This security is non-income-producing.
∆∆	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $71, or less than 0.1% of net assets.
Ω	Affiliated company (Note 5).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $13,636,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $12,897,076 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

22 Large Cap Value Fund

FORWARD CURRENCY CONTRACTS at 5/31/21 (aggregate face value $863,882,234) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Buy	6/16/21	$33,229,907	$32,706,941	$522,966
	Euro	Buy	6/16/21	9,924,858	9,656,471	268,387
Barclays Bank PLC
	British Pound	Sell	6/16/21	151,172,032	148,854,130	(2,317,902)
	Euro	Buy	6/16/21	35,701,969	34,743,350	958,619
Goldman Sachs International
	British Pound	Sell	6/16/21	138,262,385	136,052,921	(2,209,464)
	Euro	Sell	6/16/21	55,498,110	54,005,866	(1,492,244)
HSBC Bank USA, National Association
	British Pound	Buy	6/16/21	247,063	243,085	3,978
	Euro	Sell	6/16/21	67,052,118	65,194,798	(1,857,320)
Morgan Stanley & Co. International PLC
	Euro	Sell	6/16/21	73,895,916	71,853,374	(2,042,542)
State Street Bank and Trust Co.
	Euro	Sell	6/16/21	110,675,381	107,704,677	(2,970,704)
UBS AG
	British Pound	Buy	6/16/21	60,285,085	59,318,296	966,789
	Euro	Sell	6/16/21	124,847,477	121,452,993	(3,394,484)
WestPac Banking Corp.
	Euro	Sell	6/16/21	22,706,080	22,095,332	(610,748)
Unrealized appreciation						2,720,739
Unrealized (depreciation)						(16,895,408)
Total						$(14,174,669)
* The exchange currency for all contracts listed is the United States Dollar.

Large Cap Value Fund 23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$822,818,039	$—	$—
Consumer discretionary	1,237,310,499	—	71
Consumer staples	1,106,531,606	—	—
Energy	1,009,949,524	—	—
Financials	3,339,396,714	—	—
Health care	2,432,991,392	—	—
Industrials	1,946,999,800	—	—
Information technology	1,557,061,451	—	—
Materials	1,112,625,983	—	—
Real Estate	532,325,224	—	—
Utilities	728,371,212	—	—
Total common stocks	15,826,381,444	—	71
Convertible preferred stocks	—	249,132,387	—
U.S. treasury obligations	—	669,782	—
Warrants	687,474	—	—
Short-term investments	—	473,847,138	—
Totals by level	$15,827,068,918	$723,649,307	$71

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(14,174,669)	$—
Totals by level	$—	$(14,174,669)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

24 Large Cap Value Fund

Statement of assets and liabilities 5/31/21 (Unaudited)

ASSETS
Investment in securities, at value, including $192,890,997 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $9,408,694,611)	$15,980,137,516
Affiliated issuers (identified cost $491,931,879) (Notes 1 and 5)	570,580,780
Foreign currency (cost $147,300,228) (Note 1)	147,300,228
Dividends, interest and other receivables	33,766,873
Receivable for shares of the fund sold	16,986,627
Receivable for investments sold	389,718,351
Unrealized appreciation on forward currency contracts (Note 1)	2,720,739
Prepaid assets	195,971
Total assets	17,141,407,085

LIABILITIES
Payable for investments purchased	389,615,440
Payable for shares of the fund repurchased	11,048,628
Payable for compensation of Manager (Note 2)	6,399,793
Payable for custodian fees (Note 2)	61,119
Payable for investor servicing fees (Note 2)	3,564,326
Payable for Trustee compensation and expenses (Note 2)	3,057,753
Payable for administrative services (Note 2)	41,882
Payable for distribution fees (Note 2)	4,329,289
Unrealized depreciation on forward currency contracts (Note 1)	16,895,408
Collateral on securities loaned, at value (Note 1)	197,569,860
Collateral on certain derivative contracts, at value (Notes 1 and 8)	669,782
Other accrued expenses	1,059,248
Total liabilities	634,312,528

Net assets	$16,507,094,557

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,388,619,029
Total distributable earnings (Note 1)	7,118,475,528
Total — Representing net assets applicable to capital shares outstanding	$16,507,094,557

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($9,593,219,737 divided by 307,762,676 shares)	$31.17
Offering price per class A share (100/94.25 of $31.17)*	$33.07
Net asset value and offering price per class B share ($76,742,629 divided by 2,496,731 shares)**	$30.74
Net asset value and offering price per class C share
($326,207,434 divided by 10,618,419 shares)**	$30.72
Net asset value, offering price and redemption price per class R share
($70,979,070 divided by 2,297,803 shares)	$30.89
Net asset value, offering price and redemption price per class R5 share
($60,613,758 divided by 1,943,046 shares)	$31.20
Net asset value, offering price and redemption price per class R6 share
($1,933,042,044 divided by 61,964,529 shares)	$31.20
Net asset value, offering price and redemption price per class Y share
($4,446,289,885 divided by 142,580,103 shares)	$31.18

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Large Cap Value Fund 25

Statement of operations Six months ended 5/31/21 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $2,846,171) (including dividend income of $1,815,930
from investments in affiliated issuers) (Note 5)	$164,738,945
Interest (including interest income of $137,032 from investments in affiliated issuers) (Note 5)	160,146
Securities lending (net of expenses) (Notes 1 and 5)	63,324
Total investment income	164,962,415

EXPENSES
Compensation of Manager (Note 2)	34,174,300
Investor servicing fees (Note 2)	10,052,652
Custodian fees (Note 2)	50,869
Trustee compensation and expenses (Note 2)	329,284
Distribution fees (Note 2)	13,198,361
Administrative services (Note 2)	236,696
Other	1,645,414
Total expenses	59,687,576
Expense reduction (Note 2)	(3,634)
Net expenses	59,683,942

Net investment income	105,278,473

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	476,966,884
Foreign currency transactions (Note 1)	(11,561)
Forward currency contracts (Note 1)	(6,356,350)
Total net realized gain	470,598,973
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	2,368,083,716
Securities from affiliated issuers (Note 5)	72,017,082
Assets and liabilities in foreign currencies	7,961
Forward currency contracts	(13,706,682)
Total change in net unrealized appreciation	2,426,402,077

Net gain on investments	2,897,001,050

Net increase in net assets resulting from operations	$3,002,279,523

The accompanying notes are an integral part of these financial statements.

26 Large Cap Value Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/21*	Year ended 11/30/20
Operations
Net investment income	$105,278,473	$217,228,106
Net realized gain on investments
and foreign currency transactions	470,598,973	556,045,582
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	2,426,402,077	(108,825,756)
Net increase in net assets resulting from operations	3,002,279,523	664,447,932
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(60,580,267)	(126,450,131)
Class B	(264,563)	(742,214)
Class C	(1,041,127)	(2,908,863)
Class R	(395,124)	(960,224)
Class R5	(434,861)	(866,934)
Class R6	(14,090,890)	(25,023,289)
Class Y	(29,847,115)	(51,097,032)
From net realized long-term gain on investments
Class A	(355,001,681)	(208,888,897)
Class B	(3,373,610)	(2,599,535)
Class C	(13,669,842)	(9,443,691)
Class R	(2,946,874)	(1,994,539)
Class R5	(2,040,926)	(1,645,635)
Class R6	(65,854,110)	(32,414,627)
Class Y	(140,825,742)	(72,375,886)
Increase (decrease) from capital share transactions (Note 4)	897,668,308	(273,227,093)
Total increase (decrease) in net assets	3,209,581,099	(146,190,658)

NET ASSETS
Beginning of period	13,297,513,458	13,443,704,116
End of period	$16,507,094,557	$13,297,513,458

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Large Cap Value Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
May 31, 2021**	$26.76	.19	5.60	5.79	(.20)	(1.18)	(1.38)	—	$31.17	22.59*	$9,593,220	.44*	.67*	9*
November 30, 2020	26.37	.41	1.03	1.44	(.40)	(.65)	(1.05)	—	26.76	5.75	8,114,686.90		1.71	21
November 30, 2019	24.48	.40	2.85	3.25	(.47)	(.89)	(1.36)	—	26.37	14.64	8,568,585.91		1.66	12
November 30, 2018	24.51	.37	.28	.65	(.27)	(.41)	(.68)	—	24.48	2.65	8,050,928.91		1.51	16
November 30, 2017	21.09	.30	3.69	3.99	(.36)	(.21)	(.57)	—[d,e]	24.51	19.28	8,466,321	.92[f]	1.30	11
November 30, 2016	20.69	.33	1.22	1.55	(.30)	(.85)	(1.15)	—	21.09	8.01	3,316,513	.97[g]	1.66[g]	15
Class B
May 31, 2021**	$26.41	.08	5.53	5.61	(.10)	(1.18)	(1.28)	—	$30.74	22.13*	$76,743	.82*	.29 *	9*
November 30, 2020	26.02	.23	1.02	1.25	(.21)	(.65)	(.86)	—	26.41	4.95	77,385	1.65	.87	21
November 30, 2019	24.17	.22	2.80	3.02	(.28)	(.89)	(1.17)	—	26.02	13.75	106,864	1.66	.92	12
November 30, 2018	24.19	.18	.29	.47	(.08)	(.41)	(.49)	—	24.17	1.93	124,574	1.66	.75	16
November 30, 2017	20.84	.13	3.63	3.76	(.20)	(.21)	(.41)	—[d,e]	24.19	18.33	158,052	1.67[f]	.57	11
November 30, 2016	20.44	.18	1.22	1.40	(.15)	(.85)	(1.00)	—	20.84	7.29	105,267	1.72[g]	.92[g]	15
Class C
May 31, 2021**	$26.39	.08	5.52	5.60	(.09)	(1.18)	(1.27)	—	$30.72	22.14*	$326,207	.82*	.29 *	9*
November 30, 2020	26.01	.23	1.01	1.24	(.21)	(.65)	(.86)	—	26.39	4.94	310,953	1.65	.97	21
November 30, 2019	24.17	.22	2.80	3.02	(.29)	(.89)	(1.18)	—	26.01	13.73	381,827	1.66	.91	12
November 30, 2018	24.20	.18	.28	.46	(.08)	(.41)	(.49)	—	24.17	1.91	379,587	1.66	.74	16
November 30, 2017	20.83	.13	3.65	3.78	(.20)	(.21)	(.41)	—[d,e]	24.20	18.40	440,477	1.67[f]	.58	11
November 30, 2016	20.45	.18	1.21	1.39	(.16)	(.85)	(1.01)	—	20.83	7.20	370,527	1.72[g]	.91[g]	15
Class R
May 31, 2021**	$26.53	.15	5.55	5.70	(.16)	(1.18)	(1.34)	—	$30.89	22.44*	$70,979	.57*	.54*	9*
November 30, 2020	26.15	.35	1.01	1.36	(.33)	(.65)	(.98)	—	26.53	5.47	68,849	1.15	1.47	21
November 30, 2019	24.29	.34	2.82	3.16	(.41)	(.89)	(1.30)	—	26.15	14.33	81,830	1.16	1.42	12
November 30, 2018	24.31	.31	.28	.59	(.20)	(.41)	(.61)	—	24.29	2.45	96,822	1.16	1.25	16
November 30, 2017	20.93	.24	3.65	3.89	(.30)	(.21)	(.51)	—[d,e]	24.31	18.90	113,504	1.17[f]	1.09	11
November 30, 2016	20.53	.28	1.22	1.50	(.25)	(.85)	(1.10)	—	20.93	7.80	118,848	1.22[g]	1.41[g]	15
Class R5
May 31, 2021**	$26.78	.23	5.60	5.83	(.23)	(1.18)	(1.41)	—	$31.20	22.77*	$60,614	.32*	.79*	9*
November 30, 2020	26.39	.47	1.03	1.50	(.46)	(.65)	(1.11)	—	26.78	6.03	46,663.65		1.95	21
November 30, 2019	24.51	.46	2.85	3.31	(.54)	(.89)	(1.43)	—	26.39	14.91	67,476.65		1.88	12
November 30, 2018	24.53	.42	.30	.72	(.33)	(.41)	(.74)	—	24.51	2.95	32,219.65		1.67	16
November 30, 2017	21.10	.37	3.68	4.05	(.41)	(.21)	(.62)	—[d,e]	24.53	19.57	67,389	.66[f]	1.67	11
November 30, 2016	20.70	.39	1.22	1.61	(.36)	(.85)	(1.21)	—	21.10	8.35	120,507	.66[g]	1.97[g]	15

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Large Cap Value Fund	Large Cap Value Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class R6
May 31, 2021**	$26.78	.24	5.61	5.85	(.25)	(1.18)	(1.43)	—	$31.20	22.82*	$1,933,042	.27*	.84*	9*
November 30, 2020	26.39	.50	1.02	1.52	(.48)	(.65)	(1.13)	—	26.78	6.14	1,452,740.55		2.07	21
November 30, 2019	24.51	.49	2.84	3.33	(.56)	(.89)	(1.45)	—	26.39	15.00	1,287,321.55		2.02	12
November 30, 2018	24.53	.47	.27	.74	(.35)	(.41)	(.76)	—	24.51	3.06	1,117,896.55		1.87	16
November 30, 2017	21.11	.38	3.69	4.07	(.44)	(.21)	(.65)	—[d,e]	24.53	19.68	965,235	.56[f]	1.68	11
November 30, 2016	20.70	.41	1.23	1.64	(.38)	(.85)	(1.23)	—	21.11	8.52	616,651	.56[g]	2.07[g]	15
Class Y
May 31, 2021**	$26.77	.23	5.59	5.82	(.23)	(1.18)	(1.41)	—	$31.18	22.74*	$4,446,290	.32*	.80 *	9*
November 30, 2020	26.39	.47	1.02	1.49	(.46)	(.65)	(1.11)	—	26.77	5.98	3,226,237.65		1.96	21
November 30, 2019	24.50	.46	2.85	3.31	(.53)	(.89)	(1.42)	—	26.39	14.93	2,949,801.66		1.91	12
November 30, 2018	24.52	.44	.28	.72	(.33)	(.41)	(.74)	—	24.50	2.95	2,412,784.66		1.77	16
November 30, 2017	21.10	.36	3.68	4.04	(.41)	(.21)	(.62)	—[d,e]	24.52	19.54	2,035,965	.67[f]	1.58	11
November 30, 2016	20.69	.38	1.23	1.61	(.35)	(.85)	(1.20)	—	21.10	8.33	1,544,573	.72[g]	1.92[g]	15

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and JPMorgan Chase which amounted to less than $0.01 per share outstanding on September 29, 2017.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

f Includes one time merger costs of 0.01%.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

30 Large Cap Value Fund	Large Cap Value Fund 31

Notes to financial statements 5/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2020 through May 31, 2021.

Putnam Large Cap Value Fund (prior to March 30, 2021, the fund was known as Putnam Equity Income Fund) (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in large-cap companies, which for purposes of this policy, are of a size similar to those in the Russell 1000 Value Index. This policy may be changed only after 60 days’ notice to shareholders. As of February 28, 2021, the index was composed of companies having market capitalizations of between approximately $672.7 million to $1.4 trillion. The fund may also invest in midsize companies. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

32 Large Cap Value Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of

Large Cap Value Fund 33

the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

34 Large Cap Value Fund

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $14,966,022 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $13,636,000 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $197,569,860 and the value of securities loaned amounted to $192,890,997.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net

Large Cap Value Fund 35

investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $9,903,725,266, resulting in gross unrealized appreciation and depreciation of $6,846,791,638 and $213,973,277, respectively, or net unrealized appreciation of $6,632,818,361.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,
0.580%	of the next $5 billion,	0.410%	of the next $50 billion,
0.530%	of the next $10 billion,	0.400%	of the next $100 billion and
0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.230% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution

36 Large Cap Value Fund

accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$6,496,948	Class R5	40,614
Class B	56,637	Class R6	419,913
Class C	232,618	Class Y	2,755,400
Class R	50,522	Total	$10,052,652

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,634 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $10,283, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$11,060,254
Class B	1.00%	1.00%	385,065
Class C	1.00%	1.00%	1,581,282
Class R	1.00%	0.50%	171,760
Total			$13,198,361

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $270,955 from the sale of class A shares and received $2,713 and $1,278 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

Large Cap Value Fund 37

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $293 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,456,147,197	$1,212,120,675
U.S. government securities (Long-term)	—	—
Total	$1,456,147,197	$1,212,120,675

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	9,088,236	$258,628,267	18,050,189	$430,672,025
Shares issued in connection with
reinvestment of distributions	14,747,968	387,546,431	12,497,648	313,510,879
	23,836,204	646,174,698	30,547,837	744,182,904
Shares repurchased	(19,297,148)	(548,358,895)	(52,233,371)	(1,253,293,270)
Net increase (decrease)	4,539,056	$97,815,803	(21,685,534)	$(509,110,366)

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	23,174	$631,602	44,993	$1,072,871
Shares issued in connection with
reinvestment of distributions	130,649	3,375,554	123,045	3,117,955
	153,823	4,007,156	168,038	4,190,826
Shares repurchased	(587,402)	(16,461,458)	(1,344,458)	(31,925,951)
Net decrease	(433,579)	$(12,454,302)	(1,176,420)	$(27,735,125)

38 Large Cap Value Fund

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	1,203,823	$34,154,263	1,723,864	$41,386,801
Shares issued in connection with
reinvestment of distributions	549,402	14,179,156	446,461	11,280,305
	1,753,225	48,333,419	2,170,325	52,667,106
Shares repurchased	(2,916,240)	(81,625,531)	(5,066,828)	(118,556,062)
Net decrease	(1,163,015)	$(33,292,112)	(2,896,503)	$(65,888,956)

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	164,479	$4,678,736	421,879	$9,940,439
Shares issued in connection with
reinvestment of distributions	127,778	3,323,080	113,725	2,847,580
	292,257	8,001,816	535,604	12,788,019
Shares repurchased	(589,489)	(16,395,938)	(1,069,912)	(25,165,835)
Net decrease	(297,232)	$(8,394,122)	(534,308)	$(12,377,816)

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	627,785	$17,789,332	355,512	$8,361,339
Shares issued in connection with
reinvestment of distributions	93,949	2,475,787	99,106	2,512,569
	721,734	20,265,119	454,618	10,873,908
Shares repurchased	(521,147)	(14,905,287)	(1,268,668)	(32,547,026)
Net increase (decrease)	200,587	$5,359,832	(814,050)	$(21,673,118)

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	12,527,290	$359,956,601	20,606,318	$495,662,992
Shares issued in connection with
reinvestment of distributions	2,969,846	78,224,265	2,263,092	56,276,450
	15,497,136	438,180,866	22,869,410	551,939,442
Shares repurchased	(7,779,178)	(220,580,962)	(17,394,571)	(418,659,931)
Net increase	7,717,958	$217,599,904	5,474,839	$133,279,511

	SIX MONTHS ENDED 5/31/21		YEAR ENDED 11/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	35,901,349	$1,035,164,058	46,759,559	$1,115,167,876
Shares issued in connection with
reinvestment of distributions	5,873,782	154,724,375	4,464,370	111,358,631
	41,775,131	1,189,888,433	51,223,929	1,226,526,507
Shares repurchased	(19,704,040)	(558,855,128)	(41,693,816)	(976,952,338)
Redemption in kind	—	—	(816,909)	(19,295,392)
Net increase	22,071,091	$631,033,305	8,713,204	$230,278,777

Large Cap Value Fund 39

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

							Change in
							unrealized	Shares
	Fair value as			Investment	Capital gain	Realized gain	appreciation	outstanding as	Fair value as
Name of affiliate	of 11/30/20	Purchase cost	Sale proceeds	income	distributions	(loss)	(depreciation)	of 5/31/21	of 5/31/21
Short-term investments
Putnam Cash Collateral Pool, LLC*	$176,416,016	$814,192,360	$793,038,516	$118,137	$—	$—	$—	197,569,860	$197,569,860
Putnam Short Term Investment Fund**	310,644,395	453,530,546	588,743,454	137,032	—	—	—	175,431,487	175,431,487
Total Short-term investments	487,060,411	1,267,722,906	1,381,781,970	255,169	—	—	—		373,001,347
Common stocks†
Financials
Assured Guaranty, Ltd.	123,714,202	1,848,149	—	1,815,930	—	—	72,017,082	4,148,214	197,579,433
Total Common stocks	123,714,202	1,848,149	—	1,815,930	—	—	72,017,082		197,579,433
Totals	$610,774,613	$1,269,571,055	$1,381,781,970	$2,071,099	$—	$—	$72,017,082		$570,580,780

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

† Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$883,400,000
Warrants (number of warrants)	63,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$2,720,739	Payables	$16,895,408
Equity contracts	Investments	687,474	Payables	—
Total		$3,408,213		$16,895,408

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(6,356,350)	$(6,356,350)
Total	$(6,356,350)	$(6,356,350)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$(13,706,682)	$(13,706,682)
Equity contracts	364,769	—	$364,769
Total	$364,769	$(13,706,682)	$(13,341,913)

40 Large Cap Value Fund	Large Cap Value Fund 41

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Goldman Sachs International	HSBC Bank USA, National Association	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$791,353	$958,619	$—	$3,978	$—	$—	$966,789	$—	$2,720,739
Total Assets	$791,353	$958,619	$—	$3,978	$—	$—	$966,789	$—	$2,720,739
Liabilities:
Forward currency contracts#	—	2,317,902	3,701,708	1,857,320	2,042,542	2,970,704	3,394,484	610,748	16,895,408
Total Liabilities	$—	$2,317,902	$3,701,708	$1,857,320	$2,042,542	$2,970,704	$3,394,484	$610,748	$16,895,408
Total Financial and Derivative Net Assets	$791,353	$(1,359,283)	$(3,701,708)	$(1,853,342)	$(2,042,542)	$(2,970,704)	$(2,427,695)	$(610,748)	$(14,174,669)
Total collateral received (pledged)†##	$669,782	$(1,288,000)	$(3,451,000)	$(1,811,000)	$(1,988,000)	$(2,740,000)	$(2,358,000)	$—
Net amount	$121,571	$(71,283)	$(250,708)	$(42,342)	$(54,542)	$(230,704)	$(69,695)	$(610,748)
Controlled collateral received (including TBA commitments)**	$669,782	$—	$—	$—	$—	$—	$—	$—	$669,782
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$(1,288,000)	$(3,451,000)	$(1,811,000)	$(1,988,000)	$(2,740,000)	$(2,358,000)	$—	$(13,636,000)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: Upcoming Change to Fiscal Year End

The Trustees of the Putnam Funds approved a change to the fiscal year end of the fund, effective October 31, 2021, from November 30 to October 31.

42 Large Cap Value Fund	Large Cap Value Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Large Cap Value Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Officers	Denere P. Poulack
Boston, MA 02110	Robert L. Reynolds	Assistant Vice President, Assistant
	President	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Stephen J. Tate
	Governance, Assistant Clerk,	Vice President and
	and Assistant Treasurer	Chief Legal Officer

	Michael J. Higgins	Mark C. Trenchard
	Vice President, Treasurer,	Vice President
and Clerk

This report is for the information of shareholders of Putnam Large Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

SA020 326163 7/21

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Large Cap Value Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2021